SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 26 – SUBSEQUENT EVENTS

On 5 January 2026, Kaspi.kz signed a Stock Purchase Agreement to purchase 32,885,686 ordinary shares from TurkCommerce B.V for an aggregate purchase price of USD$97,013 thousand, representing an increase in Kaspi.kz’s ownership of the total share capital of Hepsiburada to 85.17%. The purchase transaction was completed on 9 January 2026, as reported in a Schedule 13D/A filed by Kaspi.kz on 7 January 2026.

On 16 March 2026, Kazpi.kz agreed to purchase an aggregate of 1,773,645 ordinary shares (represented by ADSs) of Hepsiburada from an unrelated party at a purchase price of USD$2.95 per share, for an aggregate purchase price of USD$5,232 thousand. As a result of this transaction, Kaspi.kz ownership of Hepsiburada increased to 85.66%.